SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: June 19, 2002

                      ALFORD REFRIGERATED WAREHOUSES, INC.
               (Exact name of registrant as specified in charter)

    Texas                              75-2695621                000-25351
(State or other                       (IRS employer           (Commission file
Jurisdiction of incorporation)      Identification No.)            number)


                 318 Cadiz Street, Dallas, Texas             75207
            (Address of principal executive offices)      (Zip code)

       Registrant's telephone number, including area code: (214) 426-5151


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.
     The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

1.1  Monthly  Operating  Report  filed in the United  States  Bankruptcy  Court,
Northern District of Texas, Dallas Division, June 19, 2002, for Alford Refrigerated Warehouses, Inc., Case No. 01-39776-BJH-11.

1.2  Monthly  Operating  Report  filed in the United  States  Bankruptcy  Court,
Northern  District  of  Texas,  Dallas  Division,   June  19,  2002,  for  Cadiz
Properties, Inc., Case No. 01-80459-RCM-11.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALFORD REFRIGERATED WAREHOUSES, INC.


Dated:  July 8, 2002                        By:  /s/ James C. Williams
                                               ---------------------------------
                                               James C. Williams, Chief
                                               Financial Officer, Secretary,
                                               Treasurer, and Director